IMPORTANT REMINDER

We have previously sent to you proxy material for the Annual Meeting of The Foreign & Colonial Emerging Middle East Fund, Inc. to be held on March 6, 2000. Your Board of Directors has recommended that shareholders vote FOR proposals 1, 2, and 3, and AGAINST proposals 4,5,6,7, and 8.

Your vote is important, no matter how many or how few shares you may own. Whether or not you have already done so, please sign, date and return the enclosed proxy card today in the envelope provided.

Thank you for your support,

THE FOREIGN & COLONIAL EMERGING MIDDLE EAST FUND, INC.

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          If you have any questions, or need assistance in voting your shares, please call our proxy solicitor,

                           INNISFREE M&A INCORPORATED
                          TOLL-FREE, at 1-888-750-5834.

                                 IMPORTANT NOTE:
                If you hold your shares through a bank or broker,
           you may be able to vote by telephone, or via the Internet.
             Please call Innisfree at 1-888-750-5834 for assistance.

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February 16, 2000